Exhibit 10.11

JMP GROUP LLC

AMENDED AND RESTATED

EQUITY INCENTIVE PLAN

(as last amended and restated effective as of [ ], 2014)

1.             Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business.

2.             Definitions. The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supercede the definition contained in this Section 2.

(a)     “Administrator” means the Board or any of the Committees appointed to administer the Plan.

(b)     “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c)     “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(d)     “Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

(e)     “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Shares, Restricted Share Units or other right or benefit under the Plan.

(f)     “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(g)     “Board” means the Board of Directors of the Company.

(h)           “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; provided, however, that with regard to any agreement that defines “Cause” on the occurrence of or in connection with a Corporate Transaction or a Change in Control, such definition of “Cause” shall not apply until a Corporate Transaction or a Change in Control actually occurs.

(i)            “Change in Control” means a change in ownership or control of the Company after the Registration Date effected through either of the following transactions:

(i)     the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such shareholders accept, or

(ii)     a change in the composition of the Board over a period of twelve (12) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

(j)            “Code” means the Internal Revenue Code of 1986, as amended.

(k)           “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

(l)            “Company” means JMP Group LLC, a Delaware limited liability company, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

(m)           “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(n)           “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

(o)           “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(p)           “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i)     a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii)     the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii)     the complete liquidation or dissolution of the Company;

(iv)     any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the Shares outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than forty percent (40%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or

(v)     acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

(q)          “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.

(r)           “Director” means a member of the Board or the board of directors of any Related Entity.

(s)          “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(t)           “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to a Share.

(u)          “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(v)          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(w)         “Fair Market Value” means, as of any date, the value of a Share determined as follows:

  (i)     If a Share is listed on one or more established stock exchanges or national market systems, including without limitation the New York Stock Exchange (“NYSE”), its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which a Share is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

  (ii)     If a Share is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such share as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for a Share on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

  (iii)     In the absence of an established market for a Share of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(x)          “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(y)         “Incentive Share Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(z)          “Non-Qualified Share Option” means an Option not intended to qualify as an Incentive Share Option.

(aa)        “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(bb)       “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(cc)        “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(dd)       “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

(ee)        “Plan” means this Amended and Restated Equity Incentive Plan.

(ff)         “Registration Date” means the first to occur of (i) the closing of the first sale to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, of (A) a Share or (B) the same class of securities of a successor corporation (or its Parent) issued pursuant to a Corporate Transaction in exchange for or in substitution of a Share; and (ii) in the event of a Corporate Transaction, the date of the consummation of the Corporate Transaction if the same class of securities of the successor corporation (or its Parent) issuable in such Corporate Transaction shall have been sold to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, on or prior to the date of consummation of such Corporate Transaction.

(gg)       “Related Entity” means any Parent or Subsidiary of the Company.

(hh)       “Replaced” means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

(ii)          “Restricted Share” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(jj)          “Restricted Share Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

(kk)        “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(ll)          “SAR” means a share appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of a Share.

(mm)      “Share” means a common share representing a limited liability company interest in the Company.

(nn)       “Subsidiary” means any entity (other than the employer entity) in an unbroken chain of entities beginning with the employer entity if, at the time of the granting of an Award, each of the entities other than the last entity in the unbroken chain owns securities possessing 50% or more of the total combined voting power of all classes of securities in one of the other entities in such chain.

3.             Shares Subject to the Plan.

(a)          Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards is four million (4,000,000) Shares, plus (i) any Shares the Company purchases on the open market or through any share repurchase or share exchange program initiated by the Company unless the Administrator determines otherwise, and (ii) any “units” (as defined herein) that would otherwise return to the 2004 Equity Incentive Plan that was sponsored by a predecessor entity of the Company (the “2004 LLC Plan”) as a result of forfeiture, termination or expiration of awards previously granted under the 2004 LLC Plan; provided, however, that such maximum aggregate number of Shares shall be reduced by the number of units subject to awards made pursuant to the 2004 LLC Plan to the extent such awards exceed an aggregate of two million nine hundred and sixty thousand (2,960,000) units. For purposes of this Section 3(a), a “unit” shall mean one (1) Share. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired.

(b)          Any Shares covered by an Award (or portion of an Award) which is (i) forfeited, canceled or expires (whether voluntarily or involuntarily) or (ii) is settled in cash shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. SARs settled in Shares shall reduce the maximum aggregate number of Shares which may be issued under the Plan only by the net number of actual Shares issued to the Grantee upon exercise or settlement of the SAR. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at the lower of their original purchase price or their Fair Market Value at the time of repurchase, such Shares shall become available for future grant under the Plan. To the extent not prohibited by the listing requirements of the NYSE (or other established stock exchange or national market system on which a Share is traded) and Applicable Law, any Shares covered by an Award which are surrendered (i) in payment of the Award exercise or purchase price (including pursuant to the “net exercise” of an option pursuant to Section 7(b)(v)) or (ii) in satisfaction of tax withholding obligations incident to the exercise of an Award shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Awards under the Plan, unless otherwise determined by the Administrator.

4.             Administration of the Plan.

(a)           Plan Administrator.

(i)       Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii)      Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

(iii)     Administration With Respect to Covered Employees. Notwithstanding the foregoing, as of and after the date that the exemption for the Plan under Section 162(m) of the Code expires, as set forth in Section 18 below, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.

(iv)      Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

(b)           Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i)        to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii)       to determine whether and to what extent Awards are granted hereunder;

(iii)      to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv)     to approve forms of Award Agreements for use under the Plan;

(v)      to determine the terms and conditions of any Award granted hereunder;

(vi)     to amend the terms of any outstanding Award granted under the Plan, provided that (A) any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent, provided, however, that an amendment or modification that may cause an Incentive Share Option to become a Non-Qualified Share Option shall not be treated as adversely affecting the rights of the Grantee (B) the reduction of the exercise price of any Option awarded under the Plan and the base appreciation amount of any SAR awarded under the Plan shall be subject to shareholder approval and (C) canceling an Option or SAR at a time when its exercise price or base appreciation amount (as applicable) exceeds the Fair Market Value of the underlying Shares, in exchange for another Option, SAR, Restricted Share, or other Award or for cash shall be subject to shareholder approval, unless the cancellation and exchange occurs in connection with a Corporate Transaction. Notwithstanding the foregoing, canceling an Option or SAR in exchange for another Option, SAR, Restricted Share, or other Award or for cash with an exercise price, purchase price or base appreciation amount (as applicable) that is equal to or greater than the exercise price or base appreciation amount (as applicable) of the original Option or SAR shall not be subject to shareholder approval;

(vii)     to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

(viii)   to grant Awards to Employees, Directors and Consultants employed outside the United States on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to further the purpose of the Plan; and

(ix)     to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

(c)           Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5.             Eligibility. After the amendment and restatement of the Plan effective as of [ ], 2014, no Incentive Share Options may be granted under the Plan. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

6.             Terms and Conditions of Awards.

(a)           Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Share, Restricted Share Units or Dividend Equivalent Rights, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b)           Designation of Award. Each Award shall be designated in the Award Agreement and all Options shall, after the effective date of this amendment and restatement of the Plan, be designated as Non-Qualified Share Option.

(c)           Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria, if any. The performance criteria, if any, established by the Administrator may be based on any one of, or combination of, the following, which may be based on GAAP, non-GAAP, adjusted or otherwise defined measures or calculations as determined by the Administrator: (i) increase in share price, (ii) earnings per share, (iii) total shareholder return, (iv) operating margin, (v) gross margin, (vi) book value, tangible, adjusted or otherwise, (vii) return on equity tangible, adjusted or otherwise , (viii) return on assets, (ix) return on investment, (x) return on book value, tangible, adjusted or otherwise, (xi) operating income, (xii) net operating income, (xiii) pre-tax profit, (xiv) cash flow, (xv) revenue, (xvi) expenses, (xvii) earnings before interest, taxes and depreciation, (xviii) economic value added, (xix) market share, (xx) corporate overhead costs, (xxi) liquidity management, (xxii) net interest income, (xxiii) net interest income margin, (xxiv) return on capital invested, (xxv) shareholders’ equity, (xxvi) income (before income tax expense), (xxvii) residual earnings after reduction for certain compensation expenses, (xxviii) net income, (xxix) profitability of an identifiable business unit or product, (xxx) performance of the Company relative to a peer group of companies on any of the foregoing measures and (xxix) those measures as set forth in clauses (i) through (xxx) herein with regard to a line of business, services or products, including but not limited to, corporate finance underwriting and advisory business, institutional sales and research products and services, and private or public investment funds, partnerships or accounts. The performance criteria may be applicable to the Company, Related Entities and/or any individual business units of the Company or any Related Entity. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement. In addition, the Administrator shall have the authority to make appropriate adjustments in performance criteria to reflect the impact of extraordinary items not reflected in such criteria. For purposes of the Plan, extraordinary items shall be defined as (1) any profit or loss, as adjusted attributable to a particular business line, acquisitions or dispositions of shares or assets, and/or unrealized profits or losses, (2) any changes in accounting standards or treatments that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company after the criterion is established, (3) all items of gain, loss or expense for the year related to restructuring charges for the Company, (4) all items of gain, loss or expense related to the disposal of a segment of a business, (5) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30 (or successor literature), (6) adjustments to compensation expense attributable to equity-based awards, and (7) such other items as may be prescribed by Section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time.

(d)          Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, share purchase, asset purchase or other form of transaction.

(e)           Deferral of Award Payment. The Administrator may establish one or more programs under the Plan, in compliance with Section 409A of the Code, to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(f)            Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(g)           Individual Limitations on Awards.

(i)     Individual Limit for Options and SARs. Following the date that the exemption from application of Section 162(m) of the Code described in Section 18 (or any exemption having similar effect) ceases to apply to Awards, the maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any calendar year shall be four million (4,000,000) Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the share appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of a Share) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

(ii)     Individual Limit for Restricted Share and Restricted Share Units. Following the date that the exemption from application of Section 162(m) of the Code described in Section 18 (or any exemption having similar effect) ceases to apply to Awards, for awards of Restricted Share and Restricted Share Units that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any calendar year shall be four million (4,000,000) Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below.

(iii)     Deferral. If the vesting or receipt of Shares under an Award is deferred to a later date, any amount (whether denominated in Shares or cash) paid in addition to the original number of Shares subject to such Award will not be treated as an increase in the number of Shares subject to the Award if the additional amount is based either on a reasonable rate of interest or on one or more predetermined actual investments such that the amount payable by the Company at the later date will be based on the actual rate of return of a specific investment (including any decrease as well as any increase in the value of an investment).

(h)           Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(i)            Term of Award. The term of each Award shall be the term stated in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

(j)            Transferability of Awards. Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(k)           Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator.

7.             Award Exercise or Purchase Price, Consideration and Taxes.

(a)           Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

(i)       In the case of an Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii)      In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iii)     In the case of SARs, the base appreciation amount shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv)    In the case of other Awards, such price as is determined by the Administrator.

(v)     Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b)           Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

(i)         cash;

(ii)        check;

(iii)       surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(iv)      with respect to Options, if the exercise occurs on or after the Registration Date, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction;

(v)       with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares); or

(vi)      any combination of the foregoing methods of payment.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(b)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

(c)           Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise or vesting of an Award the Company shall withhold or collect from the Grantee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award.

8.             Exercise of Award.

(a)           Procedure for Exercise; Rights as a Shareholder.

(i)      Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

(ii)     An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(iv).

(b)           Exercise of Award Following Termination of Continuous Service.

(i)      An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

(ii)     Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

9.             Conditions Upon Issuance of Shares.

(a)           If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under federal or state laws.

(b)           As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

10.           Adjustments Upon Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Awards may be granted to any Grantee in any calendar year, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a share split, reverse share split, share dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to a Share including a corporate merger, consolidation, acquisition of property or share, separation (including a spin-off or other distribution of share or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of Awards or other issuance of Shares, cash or other consideration pursuant to Awards during certain periods of time. Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11.           Corporate Transactions and Changes in Control.

(a)           Termination of Award to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

(b)           Acceleration of Award Upon Corporate Transaction or Change in Control.

(i)            Corporate Transaction. Except as provided otherwise in an individual Award Agreement, in the event of a Corporate Transaction and:

(A)     for the portion of each Award that is Assumed or Replaced, then such Award (if Assumed), the replacement Award (if Replaced), or the cash incentive program (if Replaced) automatically shall become fully vested, exercisable and payable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares (or other consideration) at the time represented by such Assumed or Replaced portion of the Award, immediately upon termination of the Grantee’s Continuous Service if such Continuous Service is terminated by the successor company or the Company without Cause within twelve (12) months after the Corporate Transaction; and

(B)     for the portion of each Award that is neither Assumed nor Replaced, such portion of the Award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares (or other consideration) at the time represented by such portion of the Award, immediately prior to the specified effective date of such Corporate Transaction, provided that the Grantee’s Continuous Service has not terminated prior to such date. For Awards that have an exercise feature, the portion of the Award that is not Assumed shall terminate under subsection (a) of this Section 11 to the extent not exercised prior to the consummation of such Corporate Transaction.

(ii)        Change in Control. Except as provided otherwise in an individual Award Agreement, following a Change in Control (other than a Change in Control which also is a Corporate Transaction) and upon the termination of the Continuous Service of a Grantee if such Continuous Service is terminated by the Company or Related Entity without Cause within twelve (12) months after a Change in Control, each Award of such Grantee which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value), immediately upon the termination of such Continuous Service.

12.           Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

13.           Amendment, Suspension or Termination of the Plan.

(a)           The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s shareholders to the extent such approval is required by Applicable Laws, or if such amendment would lessen the shareholder approval requirements of Section 4(b)(vi) or this Section 13(a).

(b)           No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c)           No suspension or termination of the Plan (including termination of the Plan under Section 11, above) shall adversely affect any rights under Awards already granted to a Grantee.

14.           Reservation of Shares.

(a)           The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b)           The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15.           No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

16.           No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

17.           Shareholder Approval. Shareholder approval shall be obtained in the degree and manner required under Applicable Laws.

18.           Effect of Section 162(m) of the Code. Section 162(m) of the Code does not apply to the Plan prior to the Registration Date. Following the Registration Date, the Plan, and all Awards issued thereunder, are intended to be exempt from the application of Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a public company to named executives in excess of $1 million per year. The exemption is based on Treasury Regulation Section 1.162-27(f), in the form existing on the effective date of the Plan, with the understanding that such regulation generally exempts from the application of Section 162(m) of the Code compensation paid pursuant to a plan that existed before a company becomes publicly held. Under such Treasury Regulation, this exemption is available to the Plan for the duration of the period that lasts until the earlier of (i) the expiration of the Plan, (ii) the material modification of the Plan, (iii) the exhaustion of the maximum number of Shares available for Awards under the Plan, as set forth in Section 3(a), (iv) the first meeting of shareholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the Company first becomes subject to the reporting obligations of Section 12 of the Exchange Act, or (v) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder. To the extent that the Administrator determines as of the date of grant of an Award that (i) the Award is intended to qualify as Performance-Based Compensation and (ii) the exemption described above is no longer available with respect to such Award, such Award shall not be effective until any shareholder approval required under Section 162(m) of the Code has been obtained.

19.           Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

20.           Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

JMP GROUP LLC

AMENDED AND RESTATED EQUITY INCENTIVE PLAN

(as last amended and restated effective as of [ ], 2014)

NOTICE OF SHARE OPTION AWARD

Grantee’s Name and Address:

You (the “Grantee”) have been granted an option to purchase Shares, subject to the terms and conditions of this Notice of Share Option Award (the “Notice”), the JMP Group LLC Amended and Restated Equity Incentive Plan, as amended from time to time, (the “Plan”) and the attached Share Option Award Agreement (the “Option Agreement”). Unless otherwise defined herein, the capitalized and undefined terms used in this Notice and the Option Agreement shall have the same meaning as defined in the Plan.

Award Number

Date of Award

Vesting Commencement Date

Exercise Price per Share

Total Number of Shares Subject to the Option (the “Shares”)

Type of Option:	X	Non-Qualified Share Option

Expiration Date:

Vesting Criteria:

[Vesting Schedule]

Termination Period:

[This Option will be exercisable for three (3) months after Grantee ceases to provide Continuous Service, unless such termination is due to Participant’s death or Disability, in which case this Option will be exercisable for twelve (12) months after Grantee ceases to provide Continuous Service. Notwithstanding the foregoing, in no event may this Option be exercised after the Expiration Date as provided above and may be subject to earlier termination as provided in Section 13 of the Plan.]

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IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan, and the Option Agreement.

JMP Group LLC,
a Delaware limited liability company

By:
Title:

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THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY IN THE MANNER SET FORTH HEREIN (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE OPTION AGREEMENT OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF THE GRANTEE’S CONTINOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE RIGHT OF THE COMPANY, OR THE RELATED ENTITY TO WHICH THE GRANTEE PROVIDES SERVICES, TO TERMINATE THE GRANTEE’S CONTINOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, THE GRANTEE’S STATUS IS AT WILL.

The Grantee acknowledges receipt of a copy of the attached Option Agreement and the Plan, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Plan and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the Option Agreement. The Grantee hereby agrees that all questions of interpretation and administration relating to this Notice, the Plan and the Option Agreement shall be resolved by the Administrator in accordance with Section 13 of the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Date:
Grantee’s Signature

«Name»
Grantee’s Printed Name

«Address_1»
Address

«Address_2»
City, State & Zip

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Award Number: «Grant_»

JMP GROUP LLC

AMENDED AND RESTATED EQUITY INCENTIVE PLAN

(as last amended and restated effective as of [ ], 2014)

SHARE OPTION AWARD AGREEMENT

1.     Grant of Option. JMP Group LLC, a Delaware limited liability company (the “Company”), hereby grants to the Grantee (the “Grantee”) named in the Notice of Share Option Award (the “Notice”), an option (the “Option”) to purchase the Total Number of Shares subject to the Option set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the “Exercise Price”), subject to the terms and provisions of the Notice, this Share Option Award Agreement (the “Option Agreement”) and the Company’s Amended and Restated Equity Incentive Plan (the “Plan”), which are incorporated herein by reference.

2.     Exercise of Option.

(a)     Right to Exercise. The Option shall be exercisable if vested in accordance with the Notice and with the applicable provisions of the Plan and this Option Agreement. Shares scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Participant in accordance with any of the provisions of this Award Agreement, unless Participant will have provided Continuous Service from the Date of Grant until the date such vesting occurs. Continuous Service status will end on the last day Participant provides active service to the Company or a Related Entity and will not be extended by any notice of termination period that may be required under applicable local law. The Option shall be subject to the provisions of Section 11 of the Plan, provided that, with respect to Section 11(b) relating to the acceleration of the Option in the event of a Change in Control (as defined in Annex 1 attached hereto), Annex 1 shall apply. The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Administrator. In no event shall the Company issue fractional Shares.

(b)     Method of Exercise. The Option shall be exercisable by delivery of an exercise notice (a form of which is attached hereto as Exhibit A), or by such other procedure as specified from time to time by the Administrator, which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by the Administrator. The exercise notice shall be delivered to the Company in person, by certified mail, or by such other method (including electronic transmission) as determined from time to time by the Administrator, accompanied by payment of the Exercise Price and all applicable income and employment taxes required to be withheld. The Option shall be deemed to be exercised upon receipt by the Company of such notice accompanied by the Exercise Price and all applicable withholding taxes, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 3(d) below to the extent such procedure is available to the Grantee at the time of exercise and such an exercise would not violate any Applicable Law.

1

(c)     Taxes. No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of applicable income tax and employment tax withholding obligations, including, without limitation, such other tax obligations of the Grantee incident to the receipt of Shares. Upon exercise of the Option, the Company or the Grantee’s employer may offset or withhold (from any amount owed by the Company or the Grantee’s employer to the Grantee) or collect from the Grantee or other person an amount sufficient to satisfy such tax withholding obligations. Furthermore, in the event of any determination that the Company has failed to withhold a sum sufficient to pay all withholding taxes due in connection with the Option, the Grantee agrees to pay the Company the amount of such deficiency in cash within five (5) days after receiving a written demand from the Company to do so, whether or not the Grantee is an employee of the Company at that time.

(d)     Section 16(b). Notwithstanding any provision of this Option Agreement to the contrary, if a sale within the applicable time periods set forth in Sections 5, 6 or 7 herein of Shares acquired upon the exercise of the Option would subject the Grantee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such Shares by the Grantee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Grantee’s termination of Continuous Service, or (iii) the date on which the Option expires.

3.     Method of Payment. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law and, provided further, that the portion of the Exercise Price equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

(a)     cash;

(b)     check;

(c)     surrender of Shares held for the requisite period, if any, necessary to avoid a charge to the Company’s earnings for financial reporting purposes, or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised;

(d)     payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares); or

2

(e)     payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

4.     Restrictions on Exercise. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws. If the exercise of the Option within the applicable time periods set forth in Section 5, 6 and 7 of this Option Agreement is prevented by the provisions of this Section 4, the Option shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the Option is exercisable, but in any event no later than the Expiration Date set forth in the Notice.

5.     Transferability of Option. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution, provided, however, that a Non-Qualified Share Option may be transferred during the lifetime of the Grantee to the extent and in the manner authorized by the Administrator. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Option in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator. Following the death of the Grantee, the Option, to the extent provided in Section 5, may be exercised (a) by the person or persons designated under the deceased Grantee’s beneficiary designation or (b) in the absence of an effectively designated beneficiary, by the Grantee’s legal representative or by any person empowered to do so under the deceased Grantee’s will or under the then applicable laws of descent and distribution. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and transferees of the Grantee.

6.     Term of Option. The Option must be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein. After the Expiration Date or such earlier date, the Option shall be of no further force or effect and may not be exercised.

7.     Tax Consequences. The Grantee may incur tax liability as a result of the Grantee’s purchase or disposition of the Shares. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

8.     Entire Agreement: Governing Law. The Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice, the Plan and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties. Should any provision of the Notice, the Plan or this Option Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

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9.     Construction. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

10.     Administration and Interpretation. Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Option Agreement shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

11.     Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

END OF AGREEMENT

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EXHIBIT A

JMP GROUP LLC

AMENDED AND RESTATED EQUITY INCENTIVE PLAN

(as last amended and restated effective as of [ ], 2014)

EXERCISE NOTICE

JMP GROUP LLC

Attention: Secretary

600 Montgomery Street, Suite 1100

San Francisco, CA 94111

1.       Exercise of Option. Effective as of today, ______________, ___ the undersigned (the “Grantee”) hereby elects to exercise the Grantee’s option to purchase ___________ Shares of JMP Group, LLC (the “Company”) under and pursuant to the Company’s Amended and Restated Equity Incentive Plan (as last amended and restated (the “Plan”) and the Share Option Award Agreement (the “Option Agreement”) and Notice of Share Option Award (the “Notice”) dated ______________, ________. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice.

2.       Representations of the Grantee. The Grantee acknowledges that the Grantee has received, read and understood the Notice, the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

3.       Rights as Shareholder. Until the share certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such share certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the share certificate is issued, except as provided in Section 10 of the Plan.

4.       Delivery of Payment. The Grantee herewith delivers to the Company the full Exercise Price for the Shares, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 3(e) of the Option Agreement.

5.       Tax Consultation. The Grantee understands that the Grantee may incur taxes as a result of the Grantee’s purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice.

6.       Taxes. The Grantee agrees to satisfy all applicable foreign, federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations.

7.       Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

8.       Construction. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

9.       Administration and Interpretation. The Grantee hereby agrees that any question or dispute regarding the administration or interpretation of this Exercise Notice shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

10.      Governing Law; Severability. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

11.      Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

12.      Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

13.      Entire Agreement. The Notice, the Plan and the Option Agreement are incorporated herein by reference and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan, the Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

Submitted by:	Accepted by:

GRANTEE:	JMP GROUP LLC

By: _________________________

___________________ (Signature)	Title: _______________________

Address:	Address:

__________________________ __________________________	600 MONTGOMERY STREET, SUITE 1100 SAN FRANCISCO, CA 94111

ANNEX 1

Change in Control Events: Notwithstanding anything to the contrary set forth in the Option Agreement, in the event a Change in Control occurs prior to the date the Vesting Criteria (set forth in the Notice) are satisfied, the vesting requirements described in the Notice shall terminate and be of no further effect and the Option shall vest immediately prior to the effective date of such Change in Control. For the avoidance of doubt, if the Award is Assumed or Replaced, the Award shall remain subject to the Vesting Criteria (set forth in the Notice) in the event of any Corporate Transaction that is not a Change in Control and Section 11(b) of the Plan shall not apply to this Award.

Defined Terms: The following terms shall be defined as follows:

(i)     “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(ii)     “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions: (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such shareholders accept, or (ii) a change in the composition of the Board over a period of twelve (12) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors); provided that, the transaction must also constitute a “change in the ownership or effective control, or in the ownership of a substantial portion of the assets” (as defined in Section 409A) of the Company.

(iii)     “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

(iv)     “Corporate Transaction” means any of the following transactions, provided, however, that the Company shall determine under parts (v) and (vi) whether multiple transactions are related, and its determination shall be final, binding and conclusive: (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated; (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company; (iii) the complete liquidation or dissolution of the Company; (iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the Shares outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than forty percent (40%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or (v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

(v)     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(vi)     “Separation from Service” means the Grantee’s death, retirement or other termination of employment or service with the Company and its Related Entities (as determined in accordance with Code Section 409A(2)(A)(i) and Treasury regulation section 1.409A-1(h), as each may be amended from time to time). A Separation of Service shall constitute a termination of the Grantee’s Continuous Service.

(vii)     “Disability” shall mean a disability within the meaning of Code Section 409A(a)(2)(C) and Treasury regulation section 1.409A-3(i)(4), as each may be amended from time to time. The determination of whether a Grantee is Disabled shall be made by the Company in its sole discretion.

(viii)    “Share” means a common share representing limited liability company interests in the Company.

(ix)     “Section 409A” means Section 409A of the Code, and any proposed, temporary or final Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.

Grantee Covenants: As a condition to the Grantee's receipt of this Award, the Grantee agrees to be subject to the following covenants (the “Grantee Covenants”):

(a)        Confidential Information. The Grantee hereby acknowledges that unauthorized disclosure of Confidential Information to third parties outside the Company will cause the Company substantial, immediate and irreparable harm. For purposes hereof, “Confidential Information” means non-public information concerning the Company and its clients, including without limitation, information concerning the Company’s and its clients’ businesses, strategies, operations, financial affairs, organizational and personnel matters, policies and procedures. Confidential Information may have been or be provided in written or electronic form or orally. Further, and without prejudice to or limitation on any other confidentiality obligations imposed by agreement or by law, the Grantee hereby undertakes to use and protect Confidential Information in accordance with the restrictions placed on its use and/or disclosure. Without limiting the foregoing, except as authorized by the Company or as required by applicable law, the Grantee may not disclose or allow disclosure of any Confidential Information, or of any information derived therefrom, in whatever form, to any person unless such person is a director, officer, partner, employee, attorney or agent of the Company and, in the Grantee’s reasonable good faith judgment, has a need to know the Confidential Information or information derived therefrom in furtherance of the business of the Company. The Grantee may not take or use Confidential Information for his or her own purposes, or purposes of third parties, either directly or indirectly, including, without limitation, for the purpose of furthering current or future employment outside the Company or for outside activities, personal gain or profit. The Company reserves the right to avail itself of all legal or equitable remedies, including preliminary injunction and restraining order, to prevent impermissible use of Confidential Information and/or to recover damages incurred as a result of such use of Confidential Information. The foregoing obligations will survive, and remain binding and enforceable notwithstanding any termination of the Grantee’s employment with the Company and any settlement of the financial rights and obligations arising from the Grantee’s employment with the Company. Without limiting the foregoing, the existence of, and any information concerning, any dispute between the Grantee and the Company shall constitute Confidential Information except that the Grantee may disclose information concerning such dispute to the arbitrator or other trier of fact who is considering such dispute, or to the Grantee’s legal counsel (provided that such counsel agrees not to disclose any such information other than as necessary to the prosecution or defense of the dispute).

(b)        Solicitation of Employees. The Grantee hereby agrees that during the Grantee’s employment and for a period of one year following the termination of his or her employment, Grantee will not, in any manner, directly or indirectly, solicit any person who is an Employee to resign from the Company. For purposes hereof, the term “Solicit” means any direct or indirect communication of any kind whatsoever, regardless of by whom initiated, inviting, advising, encouraging or requesting any person or entity, in any manner, to take or refrain from taking any action.

(c)        Garden Leave. To the extent permitted by applicable law, the Grantee hereby agrees that during the Coverage Period, the Executive Committee may, in its sole and absolute discretion, continue Grantee’s employment, pay the Grantee’s base salary or draw, as applicable, and require that the Grantee refrain from engaging in any other employment or business activities until the Executive Committee determines the Client relationships are transferred to the Company. The Grantee may continue to participate in any benefit plan for which he or she continues to be eligible, subject to the payment of necessary premiums and the terms and conditions of the applicable benefit plans. The Grantee will not receive or participate in any incentive pay or bonus arrangements. During the Coverage Period, the Grantee will not be required to perform any duties for the Company. During the Coverage Period, the Company may, in its sole discretion, deny or restrict the Grantee’s access to the Company’s clients, customers, premises, Confidential Information and telephone and computer systems. For purposes hereof, the term “Coverage Period” means, at the discretion of the Executive Committee, either the 90-day period beginning on the date on which notice of the Grantee’s termination of employment is delivered to or by the Company or the 90-day period beginning on the date of termination of the Grantee’s employment. The Company may, in its sole discretion, elect not to invoke, or to shorten, the duration of, the Coverage Period. If the Company elects to terminate the Coverage Period early, the Company will not continue to pay, or provide benefits to, the Grantee. In the event of any breach of this provision by the Grantee, the Company will have no obligation to continue providing compensation or benefits to Grantee. Grantee acknowledges that a breach of his or her obligations hereunder would cause irreparable damage to the Company and monetary damages alone would be an insufficient remedy for such a breach. Therefore, the Company, in addition to any other rights or remedies that it may have, will be entitled to a preliminary or temporary injunctive order restraining Grantee from violating or continuing to violate such obligations. Nothing contained herein shall alter Grantee’s at-will employment status with the Company. In addition, nothing contained herein shall defer the date upon which Shares would be issued upon exercise of the Option in the absence of the garden leave or otherwise extend the term of the Option beyond the Expiration Date.

(d)        Reasonable Scope. Grantee acknowledges and agrees that the Grantee Covenants and agreements contained herein are reasonable and valid in geographic, temporal and subject matter scope and in all other respects, and do not impose limitations greater than are necessary to protect the trade secrets, Confidential Information, Client relationships, goodwill, and other legitimate business interests of the Company.

(e)        Extended Duration of Covenants. The duration of the non-solicitation and garden leave clauses set forth in subsections (b) – (c) shall be extended by the length of time of any litigation relating to the enforcement of these clauses; provided, however, that nothing contained herein shall defer the date upon which Shares would be issued upon exercise of the Option or otherwise extend the term of the Option beyond the Expiration Date.

JMP GROUP LLC

amended and restated EQUITY INCENTIVE PLAN

(as last amended and restated effective as of [ ], 2014)

NOTICE OF Restricted SHARE Unit AWARD

Grantee’s Name and Address:

You, the above-named “Grantee,” have been granted an award of Restricted Share Units (the “Award”), subject to the terms and conditions of this Notice of Restricted Share Unit Award (the “Notice”) and the JMP Group LLC (“JMP” or the “Company”) Amended and Restated Equity Incentive Plan, as amended from time to time (the “Plan”), and the Restricted Share Unit Agreement (the “RSU Agreement”) attached hereto. Unless otherwise provided in this Notice or the RSU Agreement, the undefined capitalized terms used in this Notice shall have the same meaning as those defined in the Plan.

Award Number

Date of Award

Total Number of Restricted Share Units Awarded (the “Units”)

Vesting Schedule:

Except to the extent expressly set forth herein, subject to the Grantee then being employed by the Company or any of its affiliated employer entities at the relevant vesting dates (set forth below) and any conditions and limitations set forth in this Notice, the RSU Agreement, the Plan or the Program Agreements, the Units will “vest” in accordance with the following schedule (the “Vesting Schedule”).

[Insert Schedule]

Any issuance of shares or other satisfaction of this Notice and RSU Agreement upon vesting shall be net of any gains or losses and subject to income tax and all other legally required or permitted payroll withholdings in accordance with the terms of the Plan, this Notice and the RSU Agreement.

Further, vesting shall cease or accelerate (e.g., a Change of Control), in the manner set forth in Exhibit A attached hereto.

As of the earlier of the date of the Grantee’s Separation from Service or the date the Grantee violates the covenants set forth in Exhibit A, any unvested Units, after giving effect to any acceleration required by Exhibit A, shall be forfeited and deemed reconveyed to the Company, and the Company shall thereafter be the legal and beneficial owner of such reconveyed Units and shall have all rights and interest in or related thereto without further action by the Grantee.

In the event of the Grantee’s change in status from employee to consultant or director or in the event the Grantee commences a leave of absence, the determination of whether such change in status or leave of absence results in a Separation from Service will be determined in accordance with Section 409A.

IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Award is to be governed by the terms and conditions of this Notice and the attached RSU Agreement.

JMP GROUP LLC,
a Delaware limited liability company

By:
Title:

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THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE UNITS GRANTED IN THIS AWARD ARE SUBJECT TO VESTING AND ARE NOT EARNED UNTIL AND UNLESS ALL CONDITIONS SET FORTH IN THIS Notice, the RSU Agreement and the PLAN ARE SATISFIED. THE UNITS SHALL VEST, IF AT ALL, AS SPECIFICALLY PROVIDED HEREIN (AND NOT THROUGH THE ACT OF BEING HIRED OR BEING GRANTED THIS AWARD). THE GRANTEE ACKNOWLEDGES THAT THE GRANTEE’S EMPLOYMENT STATUS IS AT WILL. THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE RSU AGREEMENT OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE COMPENSATION OR CONTINUATION OF THE GRANTEE’S EMPLOYMENT BY, OR SERVICES ON BEHALF OF, THE COMPANY OR A RELATED ENTITY (AS DEFINED IN THE PLAN), NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE GRANTEE’S EMPLOYMENT BY, OR SERVICES ON BEHALF OF, THE COMPANY OR A RELATED ENTITY AT ANY TIME, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE.

Grantee Acknowledges and Agrees:

The Grantee understands that receipt of any potential compensation under this Notice and the attached RSU Agreement is subject to the Grantee’s receipt of paper copies of the Plan, this Notice and the RSU Agreement or Grantee's consent to access copies of such documents in electronic form on the Company’s Employee Access website at www.employease.com or otherwise. Grantee hereby represents that he or she has access to the Company’s Employee Access website or has received copies of the Notice, the RSU Agreement, and the Plan, via either paper or electronic copies, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Award subject to all of the terms and provisions hereof and thereof. Grantee acknowledges that he or she has reviewed this Notice, RSU Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice and RSU Agreement, and fully understands all provisions of this Notice, the RSU Agreement and the Plan.

The Grantee further agrees and acknowledges that this Award is a non-elective arrangement pursuant to Section 409A.

The Grantee further acknowledges that, from time to time, the Company may be in a “blackout period” and/or subject to applicable federal securities laws that could subject the Grantee to liability for engaging in any transaction involving the sale of the Company’s Shares. The Grantee further acknowledges and agrees that, prior to the sale of any Shares acquired under this Award, it is the Grantee’s responsibility to determine whether or not such sale of Shares will subject the Grantee to liability under insider trading rules or other applicable federal securities laws.

Grantee hereby agrees that all questions of interpretation and administration relating to this Notice, the RSU Agreement and the Plan shall be resolved by the Administrator in accordance with Section 6(h) of the RSU Agreement. Grantee further agrees to notify the Company upon any change in the residence address on the signature page of this Notice.

Date:
Grantee’s Signature

Grantee’s Printed Name

Address

City, State & Zip

Award Number: ____

JMP GROUP LLC

AMENDED AND RESTATED EQUITY INCENTIVE PLAN

RESTRICTED SHARE UNIT AGREEMENT

1.         Issuance of Units. JMP Group Inc., a Delaware corporation (the “Company”), hereby issues to the Grantee (the “Grantee”) named in the Notice of Restricted Share Unit Award (the “Notice”) an award (the “Award”) of the Total Number of Restricted Share Units Awarded as set forth in the Notice (the “Units”), subject to the Notice, this Restricted Share Unit Agreement (the “RSU Agreement”) and the terms and provisions of the JMP Group Inc. Amended and Restated Equity Incentive Plan, as amended from time to time (the “Plan”), which is incorporated herein by reference. Unless otherwise provided herein, the undefined capitalized terms used in this RSU Agreement shall have the same meaning ascribed thereto in the Plan.

2.         Conversion of Units and Issuance of Shares.

(a)      General. Subject to Sections 2(b) and (c), one Share shall be issuable for each Unit subject to the Award upon vesting. Within ten (10) business days after either the Vesting Date or the date vesting accelerates in accordance with Exhibit A, or as soon as administratively feasible, the Company will transfer the appropriate number of Shares to the Grantee after satisfaction of any required tax or other withholding obligations. Notwithstanding the foregoing, the relevant number of Shares shall be issued in accordance with Treasury Regulation Section 1.409A-3(d), as may be amended from time to time. Any fractional Unit remaining after the Award is fully vested shall be discarded and shall not be converted into a fractional Share. Notwithstanding the foregoing, the Company may, in its sole discretion, make a cash payment in lieu of the issuance of the Shares in an amount equal to the value of one Share multiplied by the number of then vested Units subject to the Award.

(b)     Delay of Conversion. The conversion of the Units into the Shares under Section 2(a) above shall be delayed in the event the Company reasonably anticipates that the issuance of the Shares would constitute a violation of federal securities laws or other Applicable Law. If the conversion of the Units into the Shares is delayed by the provisions of this Section 2(b), the conversion of the Units into the Shares shall occur at the earliest date at which the Company reasonably anticipates issuing the Shares will not cause a violation of federal securities laws or other Applicable Law. For purposes of this Section 2(b), the issuance of Shares that would cause inclusion in gross income or the application of any penalty provision or other provision of the Code is not considered a violation of Applicable Law.

(c)     Delay of Issuance of Shares. The Company shall delay the issuance of any Shares under this Section 2 to the extent it deems necessary or appropriate to comply with Section 409A(a)(2)(B)(i) of the Code (relating to payments made to certain “specified employees” of certain publicly-traded companies); in such event, any Shares to which the Grantee would otherwise be entitled during the six (6) month period following the date of the Grantee’s Separation from Service will be issuable on the first business day following the expiration of such six (6) month period.

3.         Transfer Upon Death. The Grantee may designate one or more beneficiaries of the Units in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator. The terms of the Units shall be binding upon the executors, administrators, heirs, successors and transferees of the Grantee.

4.         Grantee Covenants. In consideration for the Grantee's Award of Units under the Notice and RSU Agreement, the Grantee shall be subject to the Grantee Covenants set forth in Exhibit A attached hereto. The duration of the non-solicitation and garden leave Grantee Covenants shall be extended by the length of time of any litigation relating to the enforcement of these clauses.

5.     Taxes.

(a)     Tax Liability. The Grantee is ultimately liable and responsible for all taxes owed by the Grantee in connection with the Award (including any dividend equivalents (as noted hereinbelow)), regardless of any action the Company or any Related Entity takes with respect to any tax withholding obligations that arise in connection with the Award. Neither the Company nor any Related Entity makes any representation or undertaking regarding the treatment of any tax withholding in connection with the grant or vesting of the Award, the subsequent sale of Shares issuable pursuant to the Award or the receipt of any dividends or dividend equivalents. The Company does not commit and is under no obligation to structure the Award to reduce or eliminate the Grantee’s tax liability. The Grantee does not have the discretion to direct the Company to withhold any amount in excess of the minimum statutory tax withholding requirements, to make any such excess tax payments on behalf of the Grantee, or to withhold or pay any amount in satisfaction of the Grantee’s other tax liabilities.

(b)     Payment of Withholding Taxes. Prior to any event in connection with the Award (e.g., vesting) that the Company determines may result in any tax withholding obligation, whether United States federal, state, local or non-U.S., including any employment tax obligation (the “Tax Withholding Obligation”), the Grantee must arrange for the satisfaction of the minimum amount of such Tax Withholding Obligation in a manner acceptable to the Company. Under no circumstances will the Company be obligated to withhold any amount in excess of the minimum Tax Withholding Obligation, or to withhold or pay any additional amount in satisfaction of the Grantee’s other tax liabilities.

(i)     By Share Withholding. Notwithstanding anything herein to the contrary, unless the Grantee elects to satisfy the Grantee’s Tax Withholding Obligation with respect to the issuance of this Award and/or the Shares in accordance with subsection (ii) below, the Grantee authorizes the Company to, and the Company shall, withhold from, or reduce, the whole number of Shares subject to this Award sufficient to satisfy the minimum applicable Tax Withholding Obligation. The Grantee acknowledges that the reduced or withheld Shares may not be sufficient to satisfy the Grantee’s minimum Tax Withholding Obligation at the time of grant of this Award or upon issuance of the Shares. Accordingly, the Grantee agrees to pay to the Company or any Related Entity as soon as practicable, including through additional payroll withholding, any amount of the Tax Withholding Obligation that is not satisfied by the reduction or withholding of Shares described above.

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(ii)     By Check, Wire Transfer or Other Means. At any time not less than five (5) business days (or such fewer number of business days as determined by the Administrator) before any Tax Withholding Obligation arises, the Grantee may elect to satisfy the Grantee’s Tax Withholding Obligation by delivering to the Company an amount that the Company determines is sufficient to satisfy the Tax Withholding Obligation by (x) wire transfer to such account as the Company may direct, (y) delivery of a certified check payable to the Company, or (z) such other means as specified or approved from time to time by the Administrator (e.g., supplemental withholding of taxes from the Grantee’s wages).

(c)     Stop-Transfer Notices. In order to ensure compliance with the terms of this Section 5, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records. The Company may issue a “stop transfer” instruction if the Grantee fails to satisfy any Tax Withholding Obligations.

6.         Miscellaneous Provisions.

(a)     Entire Agreement; Severability; Blue Pencil. The Notice, this RSU Agreement and the Plan constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Should any provision of the Plan, the Notice and this RSU Agreement be determined to be illegal or unenforceable, only such provision or provisions shall be invalid and will not invalidate the remaining provisions. The other provisions shall remain effective and shall remain enforceable, and if possible, the invalid term shall be revised, or a new valid term provided, to preserve the original intent of the parties. If any court determines that any of the covenants and agreements, or any part thereof, is invalid or unenforceable because of the duration or scope of such provision, such court shall have the power to reduce the duration or scope of such provision, as the case may be, and, in its reduced form, such provision shall then be enforceable to the maximum extent permitted by applicable law. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

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(b)     Governing Law. These agreements are to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties.

(c)     Specific Enforcement. Each party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of the Notice, this RSU Agreement and the Plan would be inadequate and, in recognition of this fact, any party to the Notice, this RSU Agreement and the Plan, without posting any bond, and in addition to all other remedies that may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may then be available.

(d)     Limitation of Rights. Nothing in the Notice, this RSU Agreement and the Plan or in any related instrument shall be treated as a contract of employment within the meaning of the Federal Arbitration Act, 9 U.S.C. § 1 et seq., or shall be construed as evidence of any agreement or understanding, express or implied, that the Company will (a) employ any person in any particular position or level of compensation, (b) offer any person initial or continued participation or awards in any commission, bonus or other compensation program, or (c) continue any person’s employment with the Company.

(e)     Waiver; Amendment. No provision of the Notice and this RSU Agreement may be waived except by an instrument in writing executed by the party against whom the waiver is to be effective. No provision of the Notice and this RSU Agreement may be amended or otherwise modified except by an instrument in writing executed by the Company with approval of the Executive Committee.

(f)     Counterparts; Effectiveness. The Notice and this RSU Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. The Notice and RSU Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

(g)     Construction. The captions used in the Notice and this RSU Agreement are inserted for convenience and shall not be deemed a part of the Award for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

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(h)     Administration and Interpretation. Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this RSU Agreement shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

(i)     Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

(j)     Amendment and Delay to Meet the Requirements of Section 409A. The Grantee acknowledges that the Company, in the exercise of its sole discretion and without the consent of the Grantee, may amend or modify this RSU Agreement in any manner and delay the issuance of any Shares issuable pursuant to this RSU Agreement to the minimum extent necessary to meet the requirements of Section 409A as the Company deems appropriate or advisable.

[Intentionally left blank]

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IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and RSU Agreement and agree that the Grantee’s Award is to be governed by the terms and conditions of the Notice, this RSU Agreement and the Plan.

JMP Group LLC,
a Delaware limited liability company

By:
Title:

(Signature)	(Date)

(Printed Name)

(Print Residence Address Above)

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EXHIBIT A

Except as otherwise specifically set forth herein, vesting shall cease upon the date the Grantee’s employment terminates for any reason, whether the decision to terminate is made by the Company or the Grantee.

Death or Total Disability: In the event of the Grantee’s death or Total Disability prior to the Vesting Date, unvested Units shall accelerate and shall immediately be vested.

Change in Control Events: In the event of a Change in Control occurring prior to the Vesting Date, the vesting requirements described herein shall terminate and be of no further effect and unvested Units shall be vested immediately prior to the effective date of such Change in Control. For the avoidance of doubt, the Award shall remain subject to vesting in the event of any Corporate Transaction that is not a Change in Control and Section 11(b) of the Plan shall not apply to this Award.

Defined Terms: The following terms shall be defined as follows:

(i)     “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(ii)     “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions: (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such shareholders accept, or (ii) a change in the composition of the Board over a period of twelve (12) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors); provided that, the transaction must also constitute a “change in the ownership or effective control, or in the ownership of a substantial portion of the assets” (as defined in Section 409A) of the Company.

(iii)     “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

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(iv)     “Corporate Transaction” means any of the following transactions, provided, however, that the Company shall determine under parts (v) and (vi) whether multiple transactions are related, and its determination shall be final, binding and conclusive: (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated; (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company; (iii) the complete liquidation or dissolution of the Company; (iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the Shares outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than forty percent (40%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or (v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

(v)     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(vi)      “Separation from Service” means the Grantee’s death, retirement or other voluntary or involuntary termination of employment or service with the Company and its Related Entities (as determined in accordance with Code Section 409A(2)(A)(i) and Treasury regulation section 1.409A-1(h), as each may be amended from time to time).

(vii)     “Share” means a common share representing limited liability company interests in the Company.

(viii)     “Total Disability” shall mean a disability within the meaning of Code Section 409A(a)(2)(C) and Treasury regulation section 1.409A-3(i)(4), as each may be amended from time to time. The determination of whether a Grantee is Disabled shall be made by the Company in its sole discretion.

(ix)     “Section 409A” means Section 409A of the Code, and any proposed, temporary or final Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.

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Grantee Covenants: As a condition to the Grantee's receipt of this Award, the Grantee agrees to be subject to the following covenants (the “Grantee Covenants”):

(a)     Confidential Information. The Grantee hereby acknowledges that unauthorized disclosure of Confidential Information to third parties outside the Company will cause the Company substantial, immediate and irreparable harm. For purposes hereof, “Confidential Information” means non-public information concerning the Company and its clients, including without limitation, information concerning the Company’s and its clients’ businesses, strategies, operations, financial affairs, organizational and personnel matters, policies and procedures. Confidential Information may have been or be provided in written or electronic form or orally. Further, and without prejudice to or limitation on any other confidentiality obligations imposed by agreement or by law, the Grantee hereby undertakes to use and protect Confidential Information in accordance with the restrictions placed on its use and/or disclosure. Without limiting the foregoing, except as authorized by the Company or as required by applicable law, the Grantee may not disclose or allow disclosure of any Confidential Information, or of any information derived therefrom, in whatever form, to any person unless such person is a director, officer, partner, employee, attorney or agent of the Company and, in the Grantee’s reasonable good faith judgment, has a need to know the Confidential Information or information derived therefrom in furtherance of the business of the Company. The Grantee may not take or use Confidential Information for his or her own purposes, or purposes of third parties, either directly or indirectly, including, without limitation, for the purpose of furthering current or future employment outside the Company or for outside activities, personal gain or profit. The Company reserves the right to avail itself of all legal or equitable remedies, including preliminary injunction and restraining order, to prevent impermissible use of Confidential Information and/or to recover damages incurred as a result of such use of Confidential Information. The foregoing obligations will survive, and remain binding and enforceable notwithstanding any termination of the Grantee’s employment with the Company and any settlement of the financial rights and obligations arising from the Grantee’s employment with the Company. Without limiting the foregoing, the existence of, and any information concerning, any dispute between the Grantee and the Company shall constitute Confidential Information except that the Grantee may disclose information concerning such dispute to the arbitrator or other trier of fact who is considering such dispute, or to the Grantee’s legal counsel (provided that such counsel agrees not to disclose any such information other than as necessary to the prosecution or defense of the dispute).

(b)     Solicitation of Employees. The Grantee hereby agrees that during the Grantee’s employment and for a period of one year following the termination of his or her employment, Grantee will not, in any manner, directly or indirectly, Solicit any person who is an Employee to resign from the Company. For purposes hereof, the term “Solicit” means any direct or indirect communication of any kind whatsoever, regardless of by whom initiated, inviting, advising, encouraging or requesting any person or entity, in any manner, to take or refrain from taking any action.

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(c)     Garden Leave. To the extent permitted by applicable law, the Grantee hereby agrees that during the Coverage Period, the Executive Committee may, in its sole and absolute discretion, continue Grantee’s employment, pay the Grantee’s base salary or draw, as applicable, and require that the Grantee refrain from engaging in any other employment or business activities until the Executive Committee determines the Client relationships are transferred to the Company. The Grantee may continue to participate in any benefit plan for which he or she continues to be eligible, subject to the payment of necessary premiums and the terms and conditions of the applicable benefit plans. The Grantee will not receive or participate in any incentive pay or bonus arrangements. During the Coverage Period, the Grantee will not be required to perform any duties for the Company. During the Coverage Period, the Company may, in its sole discretion, deny or restrict the Grantee’s access to the Company’s clients, customers, premises, Confidential Information and telephone and computer systems. For purposes hereof, the term “Coverage Period” means, at the discretion of the Executive Committee, either the 90-day period beginning on the date on which notice of the Grantee’s termination of employment is delivered to or by the Company or the 90-day period beginning on the date of termination of the Grantee’s employment. The Company may, in its sole discretion, elect not to invoke, or to shorten, the duration of, the Coverage Period. If the Company elects to terminate the Coverage Period early, the Company will not continue to pay, or provide benefits to, the Grantee. In the event of any breach of this provision by the Grantee, the Company will have no obligation to continue providing compensation or benefits to Grantee. Grantee acknowledges that a breach of his or her obligations hereunder would cause irreparable damage to the Company and monetary damages alone would be an insufficient remedy for such a breach. Therefore, the Company, in addition to any other rights or remedies that it may have, will be entitled to a preliminary or temporary injunctive order restraining Grantee from violating or continuing to violate such obligations. Nothing contained herein shall alter Grantee’s at-will employment status with the Company. In addition, nothing contained herein shall defer the date upon which the Grantee is deemed to have incurred a Separation from Service for purposes of the Award or otherwise defer the date upon which Shares would be issued for vested Units in the absence of the garden leave.

(d)     Reasonable Scope. Grantee acknowledges and agrees that the Grantee Covenants and agreements contained herein are reasonable and valid in geographic, temporal and subject matter scope and in all other respects, and do not impose limitations greater than are necessary to protect the trade secrets, Confidential Information, Client relationships, goodwill, and other legitimate business interests of the Company.

(e)     Extended Duration of Covenants. The duration of the non-solicitation and garden leave clauses set forth in subsections (b) – (c) shall be extended by the length of time of any litigation relating to the enforcement of these clauses; provided, however, that nothing contained herein shall defer the date upon which Shares would be issued for vested Units in the absence of such litigation except to the extent permitted by Section 409A.

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JMP GROUP LLC

amended and restated EQUITY INCENTIVE PLAN

(as last amended and restated effective as of [ ], 2014)

NOTICE OF DEFERRED Restricted SHARE Unit AWARD

Grantee’s Name and Address:

You, the above-named “Grantee,” have been granted an award of Restricted Share Units (the “Award”), subject to the terms and conditions of this Notice of Deferred Restricted Share Unit Award (the “Notice”), the JMP Group LLC (“JMP” or the “Company”) Amended and Restated Equity Incentive Plan, as amended from time to time (the “Plan”), the JMP Compensation Program Election Form and Participation Agreement executed by you, together with all other agreements described therein (collectively, the “Program Agreements”) and the Restricted Share Unit Agreement (the “RSU Agreement”) attached hereto. Unless otherwise provided in this Notice or the RSU Agreement, the undefined capitalized terms used in this Notice shall have the same meaning as those defined in the Plan.

Award Number

Date of Award

Total Number of Restricted Share Units Awarded (the “Units”)

Vesting Schedule:

Except to the extent expressly set forth herein and in the Program Agreements, subject to the Grantee then being employed by the Company or any of its affiliated employer entities at the relevant vesting dates (set forth below) and any conditions and limitations set forth in this Notice, the RSU Agreement, the Plan or the Program Agreements, the Units will “vest” in accordance with the following schedule (the “Vesting Schedule”).

[Insert Schedule]

Any issuance of share or other satisfaction of this Notice and RSU Agreement upon vesting shall be net of any gains or losses and subject to income tax and all other legally required or permitted payroll withholdings in accordance with the terms of the Program Agreements.

Further, vesting shall cease (e.g., termination of employment for Cause (as defined in the Program Agreements)) or accelerate (e.g., a Change of Control (as defined in the Program Agreements)), in the manner set forth in the Program Agreements.

Any unvested Units shall be forfeited and deemed reconveyed to the Company, and the Company shall thereafter be the legal and beneficial owner of such reconveyed Units and shall have all rights and interest in or related thereto without further action by the Grantee.

In the event of the Grantee’s change in status from employee to consultant or director, the determination of whether such change in status results in a termination of continuous service will be determined in accordance with Section 409A of the Internal Revenue Code (the “Code”).

IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Award is to be governed by the terms and conditions of this Notice, the attached RSU Agreement, the Plan and the Program Agreements.

JMP GROUP LLC,
a Delaware limited liability company

By:
Title:

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THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE UNITS GRANTED IN THIS AWARD ARE SUBJECT TO VESTING AND ARE NOT EARNED UNTIL AND UNLESS ALL CONDITIONS SET FORTH IN THIS Notice, the Plan, the RSU Agreement and the Program Agreements ARE SATISFIED. THE UNITS SHALL VEST, IF AT ALL, AS SPECIFICALLY PROVIDED HEREIN (AND NOT THROUGH THE ACT OF BEING HIRED OR BEING GRANTED THIS AWARD). THE GRANTEE ACKNOWLEDGES THAT THE GRANTEE’S EMPLOYMENT STATUS IS AT WILL. THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE RSU AGREEMENT, THE PLAN OR PROGRAM AGREEMENTS SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE COMPENSATION OR CONTINUATION OF THE GRANTEE’S EMPLOYMENT BY, OR SERVICES ON BEHALF OF, THE COMPANY OR ANY OF ITS AFFILIATED EMPLOYER ENTITIES OR ANY OTHER RELATED ENTITY (AS DEFINED IN THE PLAN), NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE GRANTEE’S EMPLOYMENT BY, OR SERVICES ON BEHALF OF, THE COMPANY OR ANY OF ITS AFFILIATED EMPLOYER ENTITIES OR ANY OTHER RELATED ENTITY AT ANY TIME, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE.

Grantee Acknowledges and Agrees:

The Grantee understands that receipt of any potential compensation under this Notice and the attached RSU Agreement is subject to the Grantee’s receipt of paper copies of the Plan and the Program Agreements or Grantee's consent to access copies of such documents in electronic form on the Company’s Employee Access website at www.employease.com or otherwise. Grantee hereby represents that he or she has access to the Company’s Employee Access website or has received a copies of the Notice, the RSU Agreement, the Plan and the Program Agreements, via either paper or electronic copies, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Award subject to all of the terms and provisions hereof and thereof. Grantee acknowledges that he or she has reviewed this Notice, RSU Agreement, the Plan and the Program Agreements in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice and RSU Agreement and fully understands all provisions of this Notice, the RSU Agreement, the Plan and the Program Agreements.

The Grantee further agrees and acknowledges that this Award is a non-elective arrangement pursuant to Section 409A of the Code.

The Grantee further acknowledges that, from time to time, the Company may be in a “blackout period” and/or subject to applicable federal securities laws that could subject the Grantee to liability for engaging in any transaction involving the sale of the Company’s Shares. The Grantee further acknowledges and agrees that, prior to the sale of any Shares acquired under this Award, it is the Grantee’s responsibility to determine whether or not such sale of Shares will subject the Grantee to liability under insider trading rules or other applicable federal securities laws.

Grantee hereby agrees that all questions of interpretation and administration relating to this Notice, the RSU Agreement, the Plan and the Program Agreements shall be resolved by the Administrator in accordance with Section 6(h) of the RSU Agreement. Grantee further agrees to notify the Company upon any change in the residence address on the signature page of this Notice.

Date:
Grantee’s Signature

Grantee’s Printed Name

Address

City, State & Zip

Award Number: ____

JMP GROUP LLC

AMENDED AND RESATED EQUITY INCENTIVE PLAN

(as last amended and restated effective as of [ ], 2014)

DEFERRED RESTRICTED SHARE UNIT AGREEMENT

1.             Issuance of Units. JMP Group LLC, a Delaware limited liability company (the “Company”), hereby issues to the Grantee (the “Grantee”) named in the Notice of Deferred Restricted Share Unit Award (the “Notice”) an award (the “Award”) of the Total Number of Restricted Share Units Awarded as set forth in the Notice (the “Units”), subject to the Notice, this Restricted Share Unit Agreement (the “RSU Agreement”), the JMP Compensation Program Election Form and Participation Agreement executed by the Grantee, together with all other agreements described therein (collectively, the “Program Agreements”) and the terms and provisions of the JMP Group LLC Amended and Restated Equity Incentive Plan, as amended from time to time (the “Plan”), which is incorporated herein by reference. Unless otherwise provided herein, the undefined capitalized terms used in this RSU Agreement shall have the same meaning ascribed thereto in the Plan.

2.             Conversion of Units and Issuance of Shares.

(a)     General. Subject to Sections 2(b) and (c), one Share shall be issuable for each Unit subject to the Award upon vesting. Within ten (10) business days after a vesting date or acceleration of vesting, or as soon as administratively feasible, the Company will transfer the appropriate number of Shares to the Grantee after satisfaction of any required tax or other withholding obligations. Notwithstanding the foregoing, the relevant number of Shares shall be issued no later than sixty (60) days following the date on which the Award vests. Any fractional Unit remaining after the Award is fully vested shall be discarded and shall not be converted into a fractional Share. Notwithstanding the foregoing, the Company may, in its sole discretion, make a cash payment in lieu of the issuance of the Shares in an amount equal to the value of one Share multiplied by the number of then vested Units subject to the Award.

(b)     Delay of Conversion. The conversion of the Units into the Shares under Section 2(a) above shall be delayed in the event the Company reasonably anticipates that the issuance of the Shares would constitute a violation of federal securities laws or other Applicable Law. If the conversion of the Units into the Shares is delayed by the provisions of this Section 2(b), the conversion of the Units into the Shares shall occur at the earliest date at which the Company reasonably anticipates issuing the Shares will not cause a violation of federal securities laws or other Applicable Law. For purposes of this Section 2(b), the issuance of Shares that would cause inclusion in gross income or the application of any penalty provision or other provision of the Code is not considered a violation of applicable law.

(c)           Delay of Issuance of Shares. The Company shall have the authority to delay the issuance of any Shares under this Section 2 to the extent it deems necessary or appropriate to comply with Section 409A(a)(2)(B)(i) of the Code (relating to payments made to certain “specified employees” of certain publicly-traded companies); in such event, any Shares to which the Grantee would otherwise be entitled during the six (6) month period following the date of the Grantee’s termination of Continuous Service will be issuable on the first business day following the expiration of such six (6) month period.

3.             Transfer Upon Death. The Grantee may designate one or more beneficiaries of the Units in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator. The terms of the Units shall be binding upon the executors, administrators, heirs, successors and transferees of the Grantee.

4.             Grantee Covenants. In consideration for the Grantee's Award of Units under the Notice and RSU Agreement, the Grantee shall be subject to the Participation Covenants (as defined in the Program Agreements).

The duration of the non-solicitation andgarden leave Participation Covenants shall be extended by the length of time of any litigation relating to the enforcement of these clauses.

5.       Taxes.

(a)           Tax Liability. The Grantee is ultimately liable and responsible for all taxes owed by the Grantee in connection with the Award, regardless of any action the Company or any Related Entity takes with respect to any tax withholding obligations that arise in connection with the Award. Neither the Company nor any Related Entity makes any representation or undertaking regarding the treatment of any tax withholding in connection with the grant or vesting of the Award or the subsequent sale of Shares issuable pursuant to the Award. The Company does not commit and is under no obligation to structure the Award to reduce or eliminate the Grantee’s tax liability. The Grantee does not have discretion to direct the Company to withhold any amount in excess of the minimum statutory tax withholding requirements, to make any such excess tax payments on behalf of the Grantee, or to withhold or pay any amount in satisfaction of the Grantee’s other tax liabilities.

(b)           Payment of Withholding Taxes. Prior to any event in connection with the Award (e.g., vesting) that the Company determines may result in any tax withholding obligation, whether United States federal, state, local or non-U.S., including any employment tax obligation (the “Tax Withholding Obligation”), the Grantee must arrange for the satisfaction of the minimum amount of such Tax Withholding Obligation in a manner acceptable to the Company. Under no circumstances will the Company be obligated to withhold any amount in excess of the minimum Tax Withholding Obligation, or to withhold or pay any additional amount in satisfaction of the Grantee’s other tax liabilities.

(i)     By Share Withholding. The Grantee authorizes the Company, upon the exercise of its sole discretion, to withhold from those Shares issuable to the Grantee the whole number of Shares sufficient to satisfy the minimum applicable Tax Withholding Obligation. The Grantee acknowledges that the withheld Shares may not be sufficient to satisfy the Grantee’s minimum Tax Withholding Obligation. Accordingly, the Grantee agrees to pay to the Company or any Related Entity as soon as practicable, including through additional payroll withholding, any amount of the Tax Withholding Obligation that is not satisfied by the withholding of Shares described above.

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(ii)     By Sale of Shares. Unless the Grantee determines to satisfy the Tax Withholding Obligation by some other means in accordance with clause (iii) below, the Grantee’s acceptance of this Award constitutes the Grantee’s instruction and authorization to the Company and any brokerage firm determined acceptable to the Company for such purpose to, upon the exercise of Company’s sole discretion, sell on the Grantee’s behalf a whole number of Shares from those Shares issuable to the Grantee as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy the minimum applicable Tax Withholding Obligation. Such Shares will be sold on the day such Tax Withholding Obligation arises (e.g., a vesting date) or as soon thereafter as practicable. The Grantee will be responsible for all brokers' fees and other costs of sale, and the Grantee agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale. To the extent the proceeds of such sale exceed the Grantee’s minimum Tax Withholding Obligation, the Company agrees to pay such excess in cash to the Grantee. The Grantee acknowledges that the Company or its designee is under no obligation to arrange for such sale at any particular price, and that the proceeds of any such sale may not be sufficient to satisfy the Grantee’s minimum Tax Withholding Obligation. Accordingly, the Grantee agrees to pay to the Company or any Related Entity as soon as practicable, including through additional payroll withholding, any amount of the Tax Withholding Obligation that is not satisfied by the sale of Shares described above.

(iii)     By Check, Wire Transfer or Other Means. At any time not less than five (5) business days (or such fewer number of business days as determined by the Administrator) before any Tax Withholding Obligation arises (e.g., a vesting date), the Grantee may elect to satisfy the Grantee’s Tax Withholding Obligation by delivering to the Company an amount that the Company determines is sufficient to satisfy the Tax Withholding Obligation by (x) wire transfer to such account as the Company may direct, (y) delivery of a certified check payable to the Company, or (z) such other means as specified from time to time by the Administrator.

(c)           Stop-Transfer Notices. In order to ensure compliance with the terms of this Section 5, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records. The Company may issue a “stop transfer” instruction if the Grantee fails to satisfy any Tax Withholding Obligations.

Notwithstanding the foregoing, the Company or a Related Entity also may satisfy any Tax Withholding Obligation by offsetting any amounts (including, but not limited to, salary, bonus and severance payments) payable to the Grantee by the Company and/or a Related Entity.

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6.             Miscellaneous Provisions.

(a)     Entire Agreement; Severability; Blue Pencil. The Notice, this RSU Agreement, the Plan and the Program Agreements constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Should any provision of the Plan, Program Agreements or the Notice and RSU Agreement be determined to be illegal or unenforceable, only such provision or provisions shall be invalid and will not invalidate the remaining provisions. The other provisions shall remain effective and shall remain enforceable, and if possible, the invalid term shall be revised, or a new valid term provided, to preserve the original intent of the parties. If any court determines that any of the covenants and agreements, or any part thereof, is invalid or unenforceable because of the duration or scope of such provision, such court shall have the power to reduce the duration or scope of such provision, as the case may be, and, in its reduced form, such provision shall then be enforceable to the maximum extent permitted by applicable law. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

(b)     Governing Law. These agreements are to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties.

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(c)     Specific Enforcement. Each party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of the Notice, this RSU Agreement, the Plan and the Program Agreements would be inadequate and, in recognition of this fact, any party to the Notice, this RSU Agreement, the Plan and the Program Agreements, without posting any bond, and in addition to all other remedies that may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may then be available.

(d)     Limitation of Rights. Nothing in the Notice, this RSU Agreement, the Plan and the Program Agreements or in any related instrument shall cause the 2012 Revised Compensation Program to be treated as a contract of employment within the meaning of the Federal Arbitration Act, 9 U.S.C. § 1 et seq., or shall be construed as evidence of any agreement or understanding, express or implied, that the Company will (a) employ any person in any particular position or level of compensation, (b) offer any person initial or continued participation or awards in any commission, bonus or other compensation program, or (c) continue any person’s employment with the Company.

(e)     Waiver; Amendment. No provision of the Notice and this RSU Agreement may be waived except by an instrument in writing executed by the party against whom the waiver is to be effective. No provision of the Notice and this RSU Agreement may be amended or otherwise modified except by an instrument in writing executed by the Company with approval of the Executive Committee.

(f)     Counterparts; Effectiveness. The Notice and this RSU Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. The Notice and RSU Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

(g)     Construction. The captions used in the Notice and this RSU Agreement are inserted for convenience and shall not be deemed a part of the Award for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

(h)     Administration and Interpretation. Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this RSU Agreement shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

(i)     Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

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(j)     Amendment and Delay to Meet the Requirements of Section 409A. The Grantee acknowledges that the Company, in the exercise of its sole discretion and without the consent of the Grantee, may amend or modify this RSU Agreement in any manner and delay the issuance of any Shares issuable pursuant to this RSU Agreement to the minimum extent necessary to meet the requirements of Section 409A of the Code as amplified by any Treasury regulations or guidance from the Internal Revenue Service as the Company deems appropriate or advisable.

[Intentionally left blank]

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IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and RSU Agreement and agree that the Grantee’s Award is to be governed by the terms and conditions of the Notice, this RSU Agreement, the Plan and the Program Agreements.

JMP Group LLC,
a Delaware limited liability company

By:
Title:

(Signature)	(Date)

(Printed Name)

(Print Residence Address Above)

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